EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of February 28, 2017, between Corbus Pharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1          Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Per Share Purchase Price” equals $7.00, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Prospectus” means the final base prospectus included in the Registration Statement at the time of effectiveness and the Prospectus Supplement filed for the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Purchaser at the Closing.

“Registration Statement” means the effective registration statement on Form S-3 with Commission File No. 333-207936 which registers the sale of the Shares to the Purchasers.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, with a mailing address of 17 Battery Place, New York, NY 10004, and any successor transfer agent of the Company.

ARTICLE II.

PURCHASE AND SALE

2.1           Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $27,214,705 of Shares. Each Purchaser shall deliver to the Company, via wire transfer, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser and the Company shall deliver to each Purchaser its respective Shares as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Lowenstein Sandler LLP, 1251 Avenue of the Americas, New York 10020 or such other location as the parties shall mutually agree.

2.2           Deliveries.

(a)            On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)            this Agreement duly executed by the Company;

(ii)           the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(b)          Prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i)           this Agreement duly executed by such Purchaser; and

(ii)           such Purchaser’s Subscription Amount by wire transfer to the account specified by the Company.

2.3           Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)            the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)            all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)            the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)            The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i)             the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii)            all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)            the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(iv)            there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1             Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Purchaser, as of the date hereof, that:

(a)             The Company and each Subsidiary (as defined below) has been duly organized and is validly existing as a corporation in good standing (or the foreign equivalent thereof) under the laws of each of their respective jurisdictions of organization. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify, be in good standing or have such power or authority (i) would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, properties or business of the Company or any Subsidiary, taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).

(b)             The Company has the requisite right, power and authority to enter into this Agreement, to authorize, issue and sell the Shares as contemplated by this Agreement to perform and to discharge its obligations hereunder and thereunder; and this Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except (i) as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity and (ii) to the extent any indemnification or contribution provisions contained therein may further be limited by applicable laws and principles of public policy.

(c)             The Shares to be issued and sold by the Company to the Purchasers hereunder have been duly authorized and the Shares, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on November 19, 2015 (the “Effective Date”), including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement in connection with the sale of the Shares hereunder. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, proposes to file the Prospectus, with the Commission pursuant to Rule 424(b) in relation to the sale of the Shares. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. and will conform to the description thereof contained in the Registration Statement and the Prospectus.

(d)             The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in all material respects in compliance with United States federal and state securities laws, and conform to the description thereof contained in the Registration Statement and the Prospectus. Except with respect to (i) 232,418 shares of Common Stock that have been issued pursuant to the terms of the Controlled Equity OfferingSM Sales Agreement between the Company and Cantor Fitzgerald & Co. since November 23, 2016; and (ii) an aggregate of 705,000 options to purchase shares of Common Stock that have been issued since September 30, 2016 pursuant to the terms of our 2014 Equity Incentive Plan, since September 30, 2016, the Company has not issued any securities, other than Common Stock of the Company issued pursuant to the exercise of stock options previously outstanding under the Company’s stock option plans, or the issuance of restricted Common Stock or restricted stock units pursuant to employee stock option or purchase plans or Common Stock of the Company issued pursuant to the exercise of warrants previously outstanding. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in all material respects in compliance with United States federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any Subsidiary other than those described above or those accurately described in the Registration Statement and the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement and the Prospectus, accurately and fairly present in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

(e)             All the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, except to the extent set forth in the Registration Statement and the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned Subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(f)             The execution, delivery and performance of this Agreement by the Company, the issue and sale of the Shares by the Company and the consummation of the transactions contemplated hereby and thereby will not (with or without notice or lapse of time or both): (i) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or Debt Repayment Triggering Event (as defined below) under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject (each, a “Contract” and, collectively, the “Contracts”); (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any Subsidiary; or, (iii) to the Company’s knowledge, result in the violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties or assets, except with respect to clauses (i) and (iii), any breaches, violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

(g)             Except for (i) the registration of the Shares offered in the Offering under the Securities Act (which has been effected), (ii) any Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430B of the Rules and Regulations and (iii) such consents, approvals, authorizations, registrations, filings, or qualifications as may be required under the Securities Act, the Exchange Act and applicable state or foreign securities laws and the Financial Industry Regulatory Authority, Inc. (“FINRA”), if applicable, in connection with the offering and sale of the Shares by the Company, no consent, approval, authorization or order of, or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement by the Company, the offer or sale of the Shares or the consummation of the transactions contemplated hereby or thereby.

(h)             The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Shares, including without limitation as a result of the Company’s issuance of the Shares and the Purchasers’ ownership of the Shares.

(i)             EisnerAmper LLP, who have certified certain financial statements and related schedules included or incorporated by reference in the Registration Statement and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the “PCAOB”). Except as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, EisnerAmper LLP has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(j)             The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, and the Prospectus fairly present in all material respects the financial position and the results of operations and changes in financial position of the Company and its consolidated Subsidiaries and other consolidated entities at the respective dates or for the respective periods therein specified. Such financial statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP. Such financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the Securities Act, the Exchange Act, and the Rules and Regulations and the rules and regulations under the Exchange Act. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included or incorporated by reference in the Registration Statement or the Prospectus.

(k)             Neither the Company nor any Subsidiary has sustained, since the date of the latest unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus; and except with respect to 232,418 shares of Common Stock that have been issued pursuant to the terms of the Controlled Equity OfferingSM Sales Agreement between the Company and Cantor Fitzgerald & Co. since November 23, 2016, since such date, there has not been any change in the capital stock (other than cancellation of stock options or grants or exercises of stock options or issuance of restricted Common Stock or restricted stock units pursuant to employee stock option or purchase plans or exercises of warrants previously outstanding) or long-term debt of the Company or any Subsidiary or any material adverse changes in or affecting the business, assets, management, financial position, prospects, shareholders’ equity or results of operations of the Company or any Subsidiary, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus.

(l)             Except as set forth in the Registration Statement and the Prospectus, there is no legal or governmental action, suit, claim or proceeding pending to which the Company or any Subsidiary is a party or of which any property or assets of the Company or any Subsidiary is the subject which (i) is required to be described in the Registration Statement or the Prospectus or a document incorporated by reference therein and is not described therein, or (ii) singularly or in the aggregate, if determined adversely to the Company or any Subsidiary would reasonably be expected to have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(m)            Neither the Company nor any Subsidiary is in (i) violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) to the Company’s knowledge, violation of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets is subject except, in the case of clauses (ii) and (iii) of this paragraph(s), for any violations or defaults which, singularly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(n)            Except as described in the Registration Statement and the Prospectus, the Company and each Subsidiary possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies which are necessary for the ownership of its properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus (collectively, the “Governmental Permits”), except where any failures to possess or make the same, singularly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary is in compliance with all such Governmental Permits, and all such Governmental Permits are valid and in full force and effect, except where any non-compliance or the validity or failure to be in full force and effect would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, all such Governmental Permits are free and clear of any material restriction or condition that are in addition to, or materially different from those normally applicable to similar licenses, certificates, authorizations and permits. Neither the Company nor any Subsidiary has received notification of any revocation or modification (or proceedings related thereto) of any such Governmental Permit and, to the Company’s knowledge, there is no reason to believe that any such Governmental Permit will not be renewed.

(o)             Neither the Company nor any Subsidiary is or, after giving effect to the offering of the Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus, will become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(p)             Except in each case, as disclosed in the Registration Statement and the Prospectus: (i) the Company and each Subsidiary owns or possesses the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted as described in the Registration Statement and the Prospectus, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any Subsidiary with respect to the foregoing except for those that would not reasonably be expected to have a Material Adverse Effect.

(q)             The Company and each Subsidiary has good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and any Subsidiary, free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary; and all of the leases and subleases material to the business of the Company or any Subsidiary, and under which the Company or any Subsidiary holds properties described in the Registration Statement and the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any written notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(r)             No organized labor disturbance by the employees of the Company or any Subsidiary exists or, to the Company’s knowledge, is imminent, and the Company has no actual knowledge of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, that would reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect.

(s)             No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”),or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”))or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or would reasonably be expected to occur with respect to any employee benefit plan of the Company or any Subsidiary which would, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each employee benefit plan of the Company or any Subsidiary is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and each Subsidiary has not incurred and would not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would, singularly or in the aggregate, cause the loss of such qualification to the extent such loss would reasonably be expected to have a Material Adverse Effect.

(t)             To the Company’s knowledge, the Company and each Subsidiary is in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to its businesses (“Environmental Laws”),except where the failure to comply would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances regulated by Environmental Laws (“Hazardous Substances”) by or caused by the Company or any Subsidiary (or, to the Company’s knowledge and without independent investigation, any other entity for whose acts or omissions the Company or any Subsidiary is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any Subsidiary, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; to the Company’s knowledge and without independent investigation, there has been no disposal, discharge, emission or other release onto property now leased by the Company or any Subsidiary or into the environment surrounding such property of any Hazardous Substance, except for any such disposal, discharge, emission, or other release in violation of Environmental Laws which would not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

(u)             The Company and each Subsidiary (i) has timely filed (or filed an extension to file) all necessary federal, state, local and foreign tax returns, and all such filed returns were true, complete and correct, (ii) has paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (bb), that would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary has not engaged in any transaction which, to the Company’s knowledge, is a corporate tax shelter or which could reasonably be characterized as such by the Internal Revenue Service or any other taxing authority. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since December 31, 2015, the Company and each Subsidiary has not incurred any liability for taxes other than in the ordinary course.

(v)             The Company and each Subsidiary carries, or is covered by, insurance provided by institutions of recognized financial responsibility with policies in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their respective businesses as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage that it has sought or for which it has applied.

(w)             The Company and each Subsidiary maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement and the Prospectus, since the end of the Company’s most recent audited fiscal year, there as been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(x)             There is no franchise, lease, contract, agreement or document required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement and the Prospectus or a document incorporated by reference therein or to be filed as an exhibit to the Registration Statement or a document incorporated by reference therein which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statement and the Prospectus or in a document incorporated by reference therein are accurate and complete descriptions of such documents in all material respects. Other than as described in the Registration Statement and the Prospectus, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any Subsidiary or any of the other parties thereto, and neither the Company nor any Subsidiary has received notice nor does the Company have any other knowledge of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

(y)             No relationship, direct or indirect, exists between or among the Company and any Subsidiary on the one hand, and the directors, officers, shareholders (or analogous interest holders), customers or suppliers of the Company or any Subsidiary or any of their affiliates on the other hand, which is required to be described in the Registration Statement and the Prospectus or a document incorporated by reference therein and which is not so described.

(z)             Except as described in the Registration Statement and the Prospectus, there are no persons with registration rights or similar rights to have any securities registered by the Company or any Subsidiary under the Securities Act. No person or entity has the right to require registration of shares of Common Stock or other securities of the Company or any Subsidiary because of the filing or effectiveness of the Registration Statement, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

(aa)             Neither the Company nor any Subsidiary owns any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”),and none of the proceeds of the sale of the Shares will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Shares to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(bb)             Neither the Company nor any Subsidiary is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares or any transaction contemplated by this Agreement or the Registration Statement or the Prospectus.

(cc)             No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Registration Statement or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(dd)             The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the NASDAQ Global Market, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ Global Market, nor has the Company received any notification that the Commission, the NASDAQ Global Market or FINRA is contemplating terminating such registration or listing, in each case except as described in the Registration Statement and the Prospectus. The Company has obtained or will have obtained, or has made or will have made, as applicable, all necessary consents, approvals, authorizations or orders of, or filing, notification or registration with, the NASDAQ Global Market required for the listing and trading of the Shares on the NASDAQ Global Market.

(ee)            The Company is in material compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”).

(ff)             The Company is in material compliance with all applicable corporate governance requirements set forth in the NASDAQ Marketplace Rules.

(gg)             Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(hh)            There are no transactions, arrangements or other relationships between and/or among the Company or any Subsidiary, any of their affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that would reasonably be expected to materially affect the Company’s or any Subsidiary’s liquidity or the availability of or requirements for their capital resources required to be described in the Registration Statement and the Prospectus or a document incorporated by reference therein which have not been described as required.

(ii)             There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus.

(jj)             The statistical and market related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(kk)            The operations of the Company and each Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”),and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

(ll)             Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(mm)             Neither the Company, nor any Subsidiary, nor, to the Company’s knowledge, any of their affiliates (within the meaning of FINRA Rule 5121(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section l(ee) of the By-laws of FINRA) of, any member firm of FINRA.

(nn)             No approval of the shareholders of the Company under the rules and regulations of the NASDAQ Global Market (including NASDAQ Marketplace Rules 5635) is required for the Company to issue and sell the Shares.

3.2              Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)             Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Purchaser’s execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected.

(b)             Understandings or Arrangements. Such Purchaser is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting such Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

(c)             Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the Company’s filings with the Commission and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(d)             Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material pricing terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(e)             Ownership. The Purchaser’s signature page sets forth all securities of the Company held or beneficially owned by such Purchaser as of the date hereof, including without limitation, Common Stock and Common Stock Equivalents. Such Purchaser does not hold or beneficially own any other securities of the Company, except as indicated on the signature page hereto.

(f)             Group. Such Purchaser represents that it is not a “group” within the meaning of Section 13d-5 under the Exchange Act with any holder or beneficial owner of the Company’s securities and in calculating and reporting such Purchaser’s beneficial ownership, such Purchaser is not required under the rules and regulations promulgated under the Exchange Act to include the beneficial ownership of the securities of the Company held by another holder or beneficial owner of the Company’s securities.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1             Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.2             Securities Laws Disclosure; Publicity. The Company shall (a) by 9:00 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. The Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.3             Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder as described in the Prospectus Supplement.

4.4             Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares on such Trading Market and promptly secure the listing of all of the Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.5             Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.2. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.2, such Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.2, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.4. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

ARTICLE V.

MISCELLANEOUS

5.1             Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before March 15, 2017; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2             Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers.

5.3             Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4             Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via email or facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5             Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers who purchased at least a majority in interest of the Shares based on the initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6             Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7             Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8             No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9             Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10             Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares.

5.11             Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12             Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13            Replacement of Securities. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Shares.

5.14             Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15            Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.16             Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.17            Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.18            WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CORBUS PHARMACEUTICALS HOLDINGS, INC.

By:
Name:
Title:

With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser: ________________________

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Shares to Purchaser (if not same as address for notice):

Subscription Amount:

Number of Shares:

EIN Number:

Company Shares currently held by Purchaser:

Shares of Common Stock:

Common Stock Equivalents:

Delivery instructions for the Shares

[ ]	Paper Certificate
Provide Address for Delivery of Paper Stock Certificate to Purchaser (if not same as address for notice):

or

[ ]	DWAC

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited with the Shares:

Account Number at DTC Participant being credited with the Shares:

[  ] Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur on the third (3rd) Trading Day following the date of this Agreement and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.